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                                                                   EXHIBIT 10.28

                       SUPPLEMENTAL STARTEK PACIFIC, LTD.
                             MANUFACTURING AGREEMENT

         THIS SUPPLEMENTAL STARTEK PACIFIC, LTD. MANUFACTURING AGREEMENT ("Agreement") is made and entered into effective as of January 1, 1998 (the "Effective Date"), by and among STARTEK, INC., a Delaware corporation ("StarTek"), STARTEK PACIFIC, LTD., a Colorado corporation ("StarTek Pacific") and MENTOR MEDIA PTE, LTD., a Singapore corporation ("Mentor Media").

                                    RECITALS

         1. StarTek and Microsoft Corporation ("Microsoft") are parties to that certain Microsoft Corporation Manufacturing Agreement dated as of January 1, 1998 (the "Microsoft Contract") pursuant to which StarTek has agreed to perform certain manufacturing services for Microsoft with respect to orders for Microsoft software products as provided therein. StarTek Pacific performs the manufacturing services for Microsoft pursuant to the Microsoft Contact.

         2. StarTek Pacific and Mentor Media are parties to that certain StarTek Pacific, Inc. Manufacturing Agreement dated as of January 1, 1998 ("Mentor Media Agreement") pursuant to which Mentor Media has been retained as a subcontractor to perform certain manufacturing services for StarTek and StarTek Pacific pursuant to the Microsoft Contract.

         3. The parties desire to enter into this Agreement to supplement and amend the Mentor Media Agreement, as provided herein.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Microsoft Contract. In accordance with Section 5 of the Microsoft Contract and subject to the terms and provisions of the Mentor Media Agreement now in effect, the following provisions shall govern the relationship of Mentor Media, StarTek, StarTek Pacific and Microsoft pursuant to the Mentor Media Agreement and this Agreement:

                  (a) Mentor Media acknowledges and agrees that Microsoft shall be a third party beneficiary of the Mentor Media Agreement and this Agreement, with rights to enforce the Mentor Media Agreement and this Agreement should StarTek or StarTek Pacific fail to timely do so.

                  (b) Microsoft shall be entitled in its sole discretion to evaluate Mentor Media, in person or in written form.

                  (c) Mentor Media shall halt reproduction of the product as required under the Microsoft Contract or upon notice from StarTek, StarTek Pacific or Microsoft of the termination or expiration of the Microsoft Contract.

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                  (d) It is the intention of Mentor Media, StarTek and Microsoft that StarTek or StarTek Pacific shall be able to subcontract in Singapore, provided StarTek or StarTek Pacific fully maintains quality standards and protects Microsoft's property rights in Microsoft's intellectual property and deliverables such that, in addition to Microsoft's recourse to StarTek under the Microsoft Contract, Microsoft shall have rights enforceable directly against Mentor Media pursuant to the Mentor Media Agreement and this Agreement.

         2. Term and Termination. The term of this Agreement commenced effective of the Effective Date and shall terminate on the date the Microsoft Contract terminates.

         3. General. StarTek shall have the right to assign the Mentor Media Agreement and this Agreement and its rights and benefits under the Mentor Media Agreement and this Agreement, and the terms of any agreement governed by the terms thereof, without the prior written consent of the Mentor Media. This Agreement shall be binding and inure to the benefit of the permitted successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the day and year first above written.



                                 STARTEK, INC., a Delaware corporation


                                 By: /s/ Michael W. Morgan
                                    -------------------------------------------
                                 Title: President and Chief Executive Officer
                                       ----------------------------------------

                                 STARTEK PACIFIC, LTD., a Colorado corporation


                                 By: /s/ Michael W. Morgan
                                    -------------------------------------------
                                 Title: President and Chief Executive Officer
                                       ----------------------------------------


                                 MENTOR MEDIA PTE, LTD., a Singapore corporation


                                 By: /s/ Wong Yat Foo
                                    -------------------------------------------
                                 Title: Managing Director
                                       ----------------------------------------

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